UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

THE GEO GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	1-14260	65-0043078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 893-0101

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 –	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2014, The GEO Group, Inc. (the “Company”) entered into separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Avondale Partners, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and MLV & Co. LLC (the “Sales Agents”), pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3ASR (File No. 333-198729), shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $150,000,000 (the “Shares”), through the Sales Agents, acting as the Company’s agent and/or principal. Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Each Sales Agent will receive from the Company a commission equal to 2.0% of the gross sales price of all Shares sold through it under the applicable Equity Distribution Agreement.

The Company is not obligated to sell and the Sales Agents are not obligated to buy or sell any Shares under the Equity Distribution Agreements. No assurance can be given that the Company will sell any Shares under the Equity Distribution Agreements, or, if it does, as to the price or amount of Shares that it will sell, or the dates when such sales will take place.

The Company made certain customary representations, warranties and covenants in each of the Equity Distribution Agreements and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A form of the Equity Distribution Agreements is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the material terms of the Equity Distribution Agreements in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1, which is incorporated herein by reference.

Certain legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

Section 9 –	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated November 10, 2014, by and among The GEO Group, Inc. and each of SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Avondale Partners, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and MLV & Co. LLC.
5.1	Opinion of Akerman LLP regarding the legality of the common stock being registered.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to tax matters.
23.1	Consent of Akerman LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.

November 10, 2014	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated November 10, 2014, by and among The GEO Group, Inc. and each of SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Avondale Partners, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and MLV & Co. LLC.
5.1	Opinion of Akerman LLP regarding the legality of the common stock being registered.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to tax matters.
23.1	Consent of Akerman LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).

5